Statements Of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
INVESTMENT INCOME:
Interest income	$ 274,965	$ 133,007
EXPENSES:
Brokerage fees	3,147,327	2,821,666
Administrative expenses	338,595	305,679
Custody fees and other expenses	27,293	29,920
Total expenses	3,513,215	3,157,265
NET INVESTMENT LOSS	(3,238,250)	(3,024,258)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	10,358,000	24,933,097
Foreign exchange translation	(306,844)	41,091
Net change in unrealized:
Futures and forward currency contracts	1,695,698	(1,878,935)
Foreign exchange translation	81,567	(122,867)
Net gains (losses) from U.S. Treasury notes:
Realized		170
Net change in unrealized	(107,158)	(18,448)
Total net realized and unrealized gains	11,721,263	22,954,108
NET INCOME	8,483,013	19,929,850
LESS PROFIT SHARE TO GENERAL PARTNER	449,760	124,849
NET INCOME AFTER PROFIT SHARE TO GENERAL PARTNER	$ 8,033,253	$ 19,805,001